Note 9 - Income Taxes	12 Months Ended
Mar. 31, 2023
Notes to Financial Statements
Income Tax Disclosure [Text Block]

9. Income Taxes

The Company files a consolidated federal and various state income tax returns. The provision for income taxes is as follows (in thousands):

	Fiscal Year:
	2023	2022	2021
Current:
Federal	$11,903	$4,780	$13,121
State	3,500	3,383	4,145
Total	15,403	8,163	17,266

Deferred:
Federal	$(3,725)	$7,017	$13,486
State	554	44	3,164
Total	(3,171)	7,061	16,650
Total income taxes	$12,232	$15,224	$33,916

A reconciliation of the expected U.S. statutory rate to the effective rate follows:

	Fiscal Year:
	2023	2022	2021
Computed (expected tax rate)	21.0%	21.0%	21.0%
State income taxes (net of federal tax benefit)	3.8%	3.7%	3.1%
Federal credits	-1.2%	-0.8%	-0.3%
State rate changes	0.8%	0.3%	0.0%
State credit expiration	0.6%	0.9%	0.0%
Change in valuation allowance	2.3%	-1.1%	0.2%
Federal return to accrual	-0.1%	-0.9%	0.0%
State return to accrual	-0.2%	0.1%	0.0%
Federal net operating loss (NOL) carryback rate difference	0.0%	0.0%	-2.8%
Interest received on federal NOL carryback	0.0%	-0.3%	-0.2%
Uncertain tax benefits return to accrual	-0.1%	0.3%	0.0%
Other	0.1%	-0.2%	0.2%
Effective income tax rate	27.0%	23.0%	21.2%

The Company’s effective tax rate was 27.0%, 23.0%, and 21.2% in fiscal years 2023, 2022, and 2021, respectively. In fiscal year 2023, the Company added a valuation allowance against state tax credits because it was determined that it was more likely than not that the credits will not be used prior to expiration. This change, along with other current year increases in the existing valuation allowances, had a 3.5% increase on the fiscal year 2023 effective tax rate as compared to fiscal year 2022. The fiscal year 2023 effective tax rate was further increased by 0.6% versus fiscal year 2022 due to state rate changes which were mostly caused by changes in the Company’s business activities that impact state apportionment.

In fiscal year 2021, the Company was able to carryback the NOL generated in the 2019 tax year at a 21% corporate tax rate to the 2015 tax year at a 35% corporate tax rate. The NOL carryback had a 2.8% decrease on the fiscal year 2021 rate and without this impact in fiscal year 2022, the tax rate effectively increased by 2.8% when comparing fiscal year 2022 to 2021. The year over year increase in the effective tax rate was partially offset by a decrease off 0.5% due to the federal income tax credits having a larger impact on the effective tax rate in fiscal year 2022, amongst other decreases noted in the table above.

The following is a summary of the significant components of the Company's deferred income tax assets and liabilities (in thousands):

	As of:
	March 31,	March 31,
	2023	2022
Deferred income tax assets:
Future tax credits	$4,995	$5,244
Inventory valuation	8,797	3,098
Employee benefits	2,335	2,191
Insurance	471	345
State depreciation basis differences	3,218	-
Operating leases	942	-
Intangibles	1,514	-
Other comprehensive loss	7,117	8,975
Interest	8	3
Prepaid revenue	296	374
Net operating loss and other tax attribute carryovers	630	610
Other	339	-
Total assets	30,662	20,840
Deferred income tax liabilities:
Property basis and depreciation difference	26,449	21,807
Inventory valuation	2,101	-
Intangibles	-	17
Right-of-use assets	7,045	5,764
Pension	21,528	21,253
Other	169	1,012
Total liabilities	57,292	49,853
Valuation allowance - noncurrent	4,995	3,931
Deferred income tax liability, net	$(31,625)	$(32,944)

Net deferred income tax liabilities of $31.6 million and $32.9 million as of March 31, 2023 and 2022, respectively, are recognized as noncurrent liabilities in the Consolidated Balance Sheets.

The Company has State tax credit carryforwards amounting to $1.5 million (California, net of Federal impact), $1.3 million (New York, net of Federal impact), and $2.2 million (Wisconsin, net of Federal impact), which are available to reduce future taxes payable in each respective state through 2028 (California), through 2035 (New York), and through 2038 (Wisconsin). The Company has performed the required assessment regarding the realization of deferred tax assets and as of March 31, 2023, the Company has recorded a valuation allowance amounting to $5.0 million, which relates primarily to tax credit carryforwards which management has concluded it is more likely than not they will not be realized in the ordinary course of operations. Although realization is not assured, management has concluded that it is more likely than not that the deferred tax assets for which a valuation allowance was determined to be unnecessary will be realized in the ordinary course of operations. The amount of net deferred tax assets considered realizable, however, could be reduced if actual future income or income tax rates are lower than estimated or if there are differences in the timing or amount of future reversals of existing taxable or deductible temporary differences.

Current rules on the accounting for uncertainty on income taxes prescribe a minimum recognition threshold for a tax position taken or expected to be taken in a tax return that is required to be met before being recognized in the financial statements. Those rules also provide guidance on derecognition, measurement, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company classifies the liability for uncertain tax positions in other accrued expenses or other long-term liabilities on the Consolidated Balance Sheets depending on their expected settlement date. The change in the liability for fiscal years 2023 and 2022 consists of the following (in thousands):

	As of:
	March 31,	March 31,
	2023	2022
Beginning balance	$676	$376
Tax positions related to current year:
Additions	174	160
Tax positions related to prior years:
Additions	-	215
Reductions	(38)	-
Lapses in statues of limitations	(9)	(75)
Ending balance	$803	$676

The liability balances as of March 31, 2023 and 2022 do not include tax positions that are highly certain but for which there is uncertainty about the timing. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of these positions would not impact the annual effective tax rate but would accelerate the payment of cash to the tax authority to an earlier period.

The Company recognizes interest and penalties accrued on unrecognized tax benefits as well as interest received from favorable settlements within income tax expense. During fiscal years 2023 and 2022, the accrued interest and penalties balance and change during the respective fiscal years was not significant associated with unrecognized tax benefits.

Although management believes that an adequate position has been made for uncertain tax positions, there is the possibility that the ultimate resolution could have an adverse effect on the net earnings of the Company. Conversely, if resolved favorably in the future, the related provisions would be reduced, thus having a positive impact on net earnings. During fiscal year 2023, the statute of limitations lapsed on one uncertain tax position, which results in the position no longer being uncertain. As a result of this lapse and in accordance with its accounting policies, the Company recorded an insignificant decrease to the liability and tax expense.

The federal income tax returns for fiscal years after 2015 are open because the Company claimed refunds on taxable income for fiscal years 2017 and 2016. These years will remain open until fiscal years 2018 and 2020, which were taxable loss years, are closed however the exposure is limited to the refund amounts for each fiscal year. Fiscal years 2018, 2019, and 2020 are currently under audit with the Internal Revenue Service.